                                                                    Exhibit 99.4

                       GE CAPITAL MORTGAGE SERVICES, INC.

                               MONTHLY STATEMENT

                                  OCTOBER 1996

                  REMIC Multi-Class Pass-Through Certificates

                                 Series 1995-2

     Pursuant to the Pooling and Servicing Agreement dated as of April 1, 1995 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination Date for this month:

(a) The amounts below are for a Single Certificate of $1,000:

     i) The amount of such distribution allocable to principal:

Class 2-A1 ....   $    0.00000000             Class 2-M .....    $    0.65941534
                  ---------------                                ---------------
Class 2-A2 ....   $    0.00000000             Class 2-B1 ....    $    0.65941684
                  ---------------                                ---------------
Class 2-A3 ....   $    0.00000000             Class 2-B2 ....    $    0.65941386
                  ---------------                                ---------------
Class 2-A4 ....   $   59.73929289             Class 2-B3 ....    $    0.65941277
                  ---------------                                ---------------
Class 2-A5 ....   $   39.65743250             Class 2-B4 ....    $    0.65940572
                  ---------------                                ---------------
Class 2-A6 ....   $   11.45938371             Class 2-B5 ....    $    0.65941519
                  ---------------                                ---------------
Class 2-A7 ....   $    6.74884378             Class 2-R .....    $    0.00000000
                  ---------------                                ---------------
Class 2-A8 ....   $    0.00000000             Class 2-RL ....    $    0.00000000
                  ---------------                                ---------------
Class 2-A9 ....   $    0.00000000
                  ---------------
Class 2-A10 ...   $   12.70577034
                  ---------------

     ii) Principal Prepayments included in the above principal distribution (including the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to
          Section 2.02, 2.03(b) or 3.16, respectively, and

          any amounts deposited pursuant to Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or
          2.03(a), the proceeds of which are being distributed on such Distribution Date);

Class 2-A1 ....   $    0.00000000             Class 2-A10 ...    $   12.22530059
                  ---------------                                ---------------
Class 2-A2 ....   $    0.00000000             Class 2-M .....    $    0.00000000
                  ---------------                                ---------------
Class 2-A3 ....   $    0.00000000             Class 2-B1 ....    $    0.00000000
                  ---------------                                ---------------
Class 2-A4 ....   $   57.48024663             Class 2-B2 ....    $    0.00000000
                  ---------------                                ---------------
Class 2-A5 ....   $   38.15778344             Class 2-B3 ....    $    0.00000000
                  ---------------                                ---------------
Class 2-A6 ....   $   11.02604618             Class 2-B4 ....    $    0.00000000
                  ---------------                                ---------------
Class 2-A7 ....   $    6.49363570             Class 2-B5 ....    $    0.00000000
                  ---------------                                ---------------
Class 2-A8 ....   $    0.00000000             Class 2-R .....    $    0.00000000
                  ---------------                                ---------------
Class 2-A9 ....   $    0.00000000             Class 2-RL ....    $    0.00000000
                  ---------------                                ---------------

     iii) The amount of such distribution to the Certificateholders of each class, allocable to Interest; Pay-out Rate:

Class 2-A1 ....   $    0.00000000             Class 2-A10D ..    $    0.35253409
                  ---------------                                ---------------
Class 2-A2 ....   $    0.00000000             Class 2-A11 ...    $    0.00000000
                  ---------------                                ---------------
Class 2-A3 ....   $    0.00000000             Class 2-M .....    $    7.01315849
                  ---------------                                ---------------
Class 2-A4 ....   $    5.64055032             Class 2-B1 ....    $    7.01315820
                  ---------------                                ---------------
Class 2-A5 ....   $    6.35958000             Class 2-B2 ....    $    7.01315738
                  ---------------                                ---------------
Class 2-A6 ....   $    1.83765973             Class 2-B3 ....    $    7.01315820
                  ---------------                                ---------------
Class 2-A7 ....   $    6.32022396             Class 2-B4 ....    $    7.01316960
                  ---------------                                ---------------
Class 2-A8 ....   $    7.08333249             Class 2-B5 ....    $    7.01315823
                  ---------------                                ---------------
Class 2-A9 ....   $    7.98637403             Class 2-S .....    $    0.28817993
                  ---------------                                ---------------
Class 2-A10 ...   $    7.08333323             Class 2-R .....    $    7.08000000
                  ---------------                                ---------------
Class 2-A10C ..   $    0.00000000             Class 2-RL ....    $    7.08000000
                  ---------------                                ---------------

     iv)  Accrual Amount:                                        $     48,213.74

                                                                 ---------------

     v)   The amount of servicing compensation received by
          the Company during the month preceding the month
          of distribution ..................................         0.09396265
                                                                ---------------

(b) The amounts below are for the aggregate of all Certificates.

     vi)  The Pool Scheduled Principal Balances of each
          Mortgage Pool on the preceding Due Date after
          giving effect to all distributions allocable to
          principal made on such Distribution Date .........    $ 81,678,638.74
                                                                ---------------

          The aggregate number of Mortgage Loans included in
          the Scheduled Principal Balance set forth above ..                338
                                                                ---------------

vii) The Class Certificate Principal Balance of each Class and the Certificate Principal Balance of a Single
     Certificate of each Class after giving effect to (i) all distributions allocable to principal made on such Distribution Date and (ii) the allocation of any Realized Losses and any Subordinate Writedown
     Certificate Amount for such Distribution Date:

                                       Class Certificate            Single
                                       Principal Balance    Certificate Balance
                                       -----------------    -------------------

                    Class 2-A1 ....      $          0.00                 0.00
                                         ---------------      ---------------
                    Class 2-A2 ....      $          0.00                 0.00
                                         ---------------      ---------------
                    Class 2-A3 ....      $          0.00                 0.00
                                         ---------------      ---------------
                    Class 2-A4 ....      $ 12,688,434.42               786.34
                                         ---------------      ---------------
                    Class 2-A5 ....      $  3,432,662.93               858.17
                                         ---------------      ---------------

                    Class 2-A6 ....      $  2,740,123.14               247.97
                                         ---------------      ---------------
                    Class 2-A7 ....      $  6,326,140.90               885.52
                                         ---------------      ---------------
                    Class 2-A8 ....      $  3,976,000.00             1,000.00
                                         ---------------      ---------------
                    Class 2-A9 ....      $  6,854,859.10             1,135.47
                                         ---------------      ---------------
                    Class 2-A10 ...      $ 33,881,887.66               991.39
                                         ---------------      ---------------

                    Class 2-A11 ...      $          0.00                 0.00
                                         ---------------      ---------------
                    Class 2-M .....      $  4,466,871.75               989.43
                                         ---------------      ---------------
                    Class 2-B1 ....      $  2,436,474.06               989.43
                                         ---------------      ---------------
                    Class 2-B2 ....      $  2,030,396.72               989.43
                                         ---------------      ---------------
                    Class 2-B3 ....      $  1,218,237.03               989.43
                                         ---------------      ---------------
                    Class 2-B4 ....      $    406,078.36               989.43
                                         ---------------      ---------------
                    Class 2-B5 ....      $  1,218,472.67               989.43
                                         ---------------      ---------------
                    Class 2-S .....      $ 70,596,323.57             1,000.00
                                         ---------------      ---------------
                    Class 2-R .....      $      1,000.00             1,000.00
                                         ---------------      ---------------
                    Class 2-RL ....      $      1,000.00             1,000.00
                                         ---------------      ---------------

    viii) The following pertains to any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage
          Loan:

          book value .......................................    $    427,838.98
                                                                ---------------
          unpaid principal balance .........................    $    374,484.67
                                                                ---------------
          number of related mortgage loans .................                  1
                                                                ---------------

     ix)  The aggregate number and aggregate Principal
          Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were;

     (a)  delinquent
           (1) 30-59 days
      Number                 11  Principal Balance  $   2,186,064.61
                ---------------                     ----------------
           (2) 60-89 days
      Number                  4  Principal Balance  $   1,039,826.03
                ---------------                     ----------------
           (3) 90 days or more
      Number                  4  Principal Balance  $   1,345,965.32
                ---------------                     ----------------

     (b)  in foreclosure
      Number                  1  Principal Balance  $      77,433.51
                ---------------                     ----------------


     x)   The Scheduled Principal Balance of any Mortgage
          Loan replaced pursuant to Section 2.03(b), and of
          any Modified Mortgage Loan purchased pursuant to
          Section 3.01(c); .................................    $          0.00
                                                                ---------------

     xi) The Certificate Interest Rates, applicable to the Interest Accrual Period relating to such Distribution Date:

              Class 2-A10: ..............          8.500000%
                                            ---------------
              Class 2-S: ................          0.725723%
                                            ---------------

     xii) The Senior Percentage for such Distribution Date;           85.555500%
                                                                ---------------

          The Junior Percentage for such Distribution Date;           14.444500%
                                                                ---------------

    xiii) The Senior Prepayment Percentage for such
          Distribution Date; ...............................         100.000000%
                                                                ---------------

          The Junior Prepayment Percentage for such
          Distribution Date; ...............................           0.000000%
                                                                ---------------